Exhibit 99.1

Sonoma Pharmaceuticals, Inc. Investor Presentation October 2023

Legal Disclaimers

INVESTOR PRESENTATION

This communication is for informational purposes only. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any information contained herein. Any data on past performance is no indication as to future performance. Sonoma Pharmaceuticals, Inc. and its subsidiaries ("Sonoma" or, the "Company") assumes no obligation to update the information in this communication. This presentation is not an offer to buy or the solicitation of an offer to sell Sonoma securities.

FORWARD-LOOKING STATEMENTS

Except for historical information herein, matters set forth in this presentation are forward-looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial and technology progress and future financial performance of Sonoma Pharmaceuticals, Inc. and its subsidiaries.

These forward-looking statements are identified by the use of words such as "believe," "achieve," and "expect," among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that regulatory clinical and guideline developments may change, scientific data may not be sufficient to meet regulatory standards or receipt of required regulatory clearances or approvals, clinical results may not be replicated in actual patient settings, the Company will not have sufficient capital to implement its business plan, invalidated or circumvented by its competitors, the available market for the Company's products will not be as large as expected, the Company's products will not be able to penetrate one or more targeted markets, revenues will not be sufficient to fund further development and clinical studies, as well as uncertainties relative to varying product formulations and a multitude of diverse regulatory and marketing requirements in different countries and municipalities, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements, except as required by law.

TRADEMARKS AND INTELLECTUAL PROPERTY

All trademarks, service marks, and trade names of the Company and its subsidiaries or affiliates used herein are trademarks, service marks, or registered trademarks of the Company as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

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Sonoma Pharmaceuticals is a global healthcare leader for developing and producing stabilized hypochlorous acid ( HOCl ) products for a wide range of applications, including dermatology, wound care, eye care, nasal care, oral care, podiatry, animal health and non - toxic disinfectants. Sonoma’s products are clinically proven to reduce infection, itch, pain, scarring, and harmful inflammatory responses safely and without damaging healthy tissue. In - vitro and clinical studies of HOCl show it to have impressive antipruritic, antimicrobial, antiviral and anti - inflammatory properties. Sonoma’s stabilized HOCl kills pathogens and breaks down biofilm, does not sting or irritate skin, and oxygenates the cells in the area treated, assisting the body in its natural healing process. Sonoma’s products are sold either directly or via partners in 55 countries worldwide and the company actively seeks new distribution partners. About Sonoma 3

Over 20 years of experience developing and manufacturing HOCl products, over 100 research articles, papers and clinical and case studies, over 50 active U.S. and international patents, and continual product innovation Hypochlorous Acid Industry Leader 21 U.S. FDA clearances as 510(k) medical devices, CE marks for over 39 products, and extensive worldwide regulatory clearances Millions of patients treated worldwide without a single report of serious adverse effect Focused on billion - dollar markets in Rx and OTC dermatology, wound care, eye, oral and nasal care, podiatry, animal health and non - toxic disinfectants, treating common injuries, infections and irritations Diverse Global Healthcare Business Investment Highlights Robust and diverse international partner network selling into over 55 countries and extensive worldwide regulatory clearances means products can be commercialized faster Pharmaceutical - grade manufacturing capabilities in Mexico lowers COGS and creates opportunities for volume plays 4

Sonoma's Microcyn® Technology

Patented, Stabilized Triple-Action Topical Technology

- A powerful anti-microbial – reduces microbial load, including destruction of biofilms
- Anti-inflammatory agent – reduces itch and pain
- Anti-pruritic activity
- Tissue healing (increased blood/oxygen flow to wound)

Unparalleled Safety

- No drug-to-drug interaction or contraindications
- Millions of patients treated worldwide without a single report of serious adverse effect
- 30+ human clinical trials with over 1,500 patients

No Mutations or Resistance

- Overused antibiotics may cause deadly epidemics such as MRSA

Cost Effective

- Preventative – reduces hospital/physician visits
- Medicare/hospital savings – faster healing reduces hospital stays


Microcyn® HOCl Kill Time
99.999%
Reduction
Or Higher In
For 23 Different Microorganisms
30
Seconds

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What is Hypochlorous Acid? During the activation of neutrophils, respiratory bursts generate hydrogen peroxide (H 2 O 2 ) and the activated granule enzyme myeloperoxidase converts H 2 O 2 to hypochlorous acid (HOCl) • Produced by neutrophils in the body as part of its defense mechanism • Highly active against bacterial, viral , and fungal pathogens • Shown to rapidly kill spore - forming and non - spore forming bacteria and have significant activity against biofilms 6

Over 100 research articles and case and clinical studies showcasing both the efficacy and safety of our Microcyn ® technology • Dermodacyn ® Disinfecting solution study on viability of SARS - CoV - 2, see https://www.sciencedirect.com/science/article/pii/S019567012030339X • Endocyn ® study on cellular toxicity, see https://www.sciencedirect.com/science/article/abs/pii/S0099239917310439 • HOCl study evaluating virucidal activity in Vero E6 cells against SARS - CoV - 2, University of Barcelona, 11/27/2020 • Hypochlorous acid gel technology — Its impact on post - procedure treatment and scar prevention, see https://sonomapharma.com/wp - content/uploads/2020/08/Gold_et_al - 2017 - Journal_of_Cosmetic_Dermatology - 003.pdf • Topical stabilized hypochlorous acid: The future gold standard for wound care and scar management in dermatologic and plastic su rgery procedures, see https://sonomapharma.com/wp - content/uploads/2020/08/Topical - Stabilized - HOCL - consensus - article - 2020.pdf • HOCl Article: Optimizing Wound Healing for Procedures – Apr 2018, see https://sonomapharma.com/wp - content/uploads/2018/11/Pracitcal - Derm - HOCl - article - 4 - 7 - 18 - wounds.pdf 7

• 57,153 square foot state - of - the - art facility • ISO 9001, ISO 13485 and cGMP certified • MOH, KFDA, SFDA, KSA, TGA, EN, Biocide and numerous other national listings and approvals • Shipping to over 55 countries • Highly trained staff of 162 employees CUTTING EDGE MANUFACTURING Flexible operations capable of CUSTOM LABELING, SIZING, PACKAGING & DISPENSE MODES High or small volume, large or small batch, delivered in 8 - 12 weeks Currently operating at 30% capacity, with margin of approximately 35% 8

Located in Guadalajara, Mexico Laboratory Packaging Area Labeling Boxing Ready for shipment Warehouse Air Systems Product Water Treatment System Materials Testing Laboratory Manufacturing Facility 9

Robust International Distribution Network OVER 40 GLOBAL PARTNERS generating strong revenues internationally and in the U.S. • Expand presence in new markets by replicating what works in existing markets • Continue to add new distribution partners and grow existing relationships • Continue co - development of innovative new products with partners in the U.S. and internationally • Work with partners to seek new approvals and certifications 10

Continue to introduce new high margin products Manufacturing capabilities can support significant future growth, leading to improved margins overall • Launch new applications of Sonoma’s Microcyn ® technology for consumer - focused products, including in the cosmetic market Growth Strategy • Efficient, flexible and FDA - regulated manufacturing facility currently operating at only 30% capacity Expand Rx and OTC reach in U.S. Invest in R&D to expand commercialization opportunities • Increase sales of dermatology products through the direct dispense model that generates Sonoma’s highest margins • Increase direct - to - consumer marketing in niche markets • Introduce new technology to new markets • Fully commercialize robust pipeline of new products via direct - to - consumer sales or distribution partnerships 11

Sonoma is expanding its partnerships and product offerings in the all - natural skin care and medical spa industries. • The global natural skin care products market size was valued at $6.7 billion in 2021 and is expected to expand at a compound annual growth rate (CAGR) of 6.6% from 2022 to 2030. 1 • The global medical spa market size was valued at $16.4 billion in 2022 and is expected to expand at a compound annual growth rate (CAGR) of 14.97% from 2023 to 2030. 2 o North America dominated the medical spa market with a share of 41.5% in 2022, attributable in part to increasing demand for minimally invasive aesthetic procedures. 3 Sonoma also continues to expands its presence in the global animal health market that was valued at $39.9 billion in 2021 and is expected to witness a compound annual growth rate (CAGR) of 10.0% from 2022 to 2030. 4 New Market Opportunities 1. Grand View Research, Natural Skin Care Products Market Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/natural - skin - care - products - market 2. Grand View Research, Medical Spa Market Size, Share & Growth Analysis Report 2030 , available at https://www.grandviewresearch.com/industry - analysis/medical - spa - market 3. Ibid. 4. Grand View Research, Animal Health Market Size & Share Report, 2022 - 2030 , available at https://www.grandviewresearch.com/industry - analysis/animal - health - market 12

Expanding commercialization opportunities by investing in R&D • In March 2023 , Sonoma announced new EPA claims for its Nanocyn ® Hospital - Grade Disinfectant f or effective use against MRSA , Salmonella , Norovirus , Poliovirus , and as a fungicide . Nanocyn was previously approved for use against COVID - 19 as well as emerging pathogens including Ebola virus , Mpox , and SARS - CoV - 2 . Nanocyn also received the esteemed Green Seal ® Certification after surpassing a series of rigorous standards that measure environmental health, sustainability and product performance . • Reliefacyn ® Advanced Itch - Burn - Rash - Pain Relief Hydrogel was awarded the N ATIONAL E CZEMA A SSOCIATION S EAL OF A CCEPTANCE TM Introduction of new products using our Microcyn ® technology • On June 8 , 2023 , Sonoma announced a new application of its Microcyn ® technology for intraoperative pulse lavage irrigation treatment , which can replace commonly used IV bags in a variety of surgical procedures . It is expected to be ready for commercial use in Europe in September 2023 , and commercial launch in the U . S . is expected in 2024 . • On April 11 , 2023 , Sonoma launched Podiacyn TM Advanced Everyday Foot Care direct to consumers for over - the - counter use in the United States . Recent Business Developments 13

Continuously expanding our distributor network • Entered into a distribution agreement with Daewoong Pharmaceutical Co., Ltd. , one of the largest pharmaceutical companies in South Korea, in January 2023 for the marketing and distribution of Primocyn TM Skin Solution products • Sonoma’s Microcyn ® Rx products, including wound care, prescription dermatology products Celacyn ® and Levicyn ® , and prescription eye care Acuicyn ® , received a Distribution and Pricing Agreement (DAPA) in January 2023 for distribution by the Defense Logistics Agency (DLA), enabling our partner, EMC Pharma, LLC to enter into distribution agreements for these products with federal customers • In April 2023, our partner Te Arai BioFarma Limited launched BabySoothe for diaper rash applications in Taiwan • Our partner Microderm Technologies recently launched Dermodacyn for wound care applications in Thailand • Signed a new partner, TPVN Pharmaceuticals Company Limited , for distribution of Endocyn Root Canal Irrigation Solution in Vietnam • Our partner Brill Pharma SL is now selling Sonoma’s eye care products in Italy, Spain and Portugal and plans to sell in Germany and France next year • Our MicrocynAH ® products are now available through Pets at Home, with over 450 stores across the UK, through our partner Manna Pro Products, LLC Recent Business Developments 14

Management Amy Trombly CEO Amy Trombly is our Chief Executive Officer and also serves on our Board of Directors . She counseled public companies for over two decades in corporate and securities law and mergers and acquisitions, including as the owner and manager of Trombly Business Law, PC . In her earlier career, Ms . Trombly was a Vice President at State Street Bank and Special Counsel at the U . S . Securities and Exchange Commission . Ms . Trombly is a member of the bar in Massachusetts and Colorado . Bruce Thornton COO Bruce Thornton has served as our Chief Operating Officer, Vice President of Global Operations, and US General Manager since 2004 , and currently as Executive Vice President and Chief Operating Officer . He served as Vice President of Operations for Jomed (formerly EndoSonic Corp . ) from January 1999 to September 2003 , and as Vice President of Manufacturing for Volcano Therapeutics, an international medical device company, following its acquisition of Jomed , until March 2004 . Mr . Thornton received a B . S . in Aeronautical Science from Embry - Riddle Aeronautical University and an M . B . A . from National University . He also has served in the US Army . Jerry Dvonch CFO Mr . Dvonch serves as our Interim Chief Financial Officer . He joined us from the SpineCenter Atlanta where he was the controller and Senior Vice President of Finance and Accounting since March 2017 . From March 2016 to April 2016 he was a consultant controller for DS Healthcare Group, Inc . Prior to that he was the director for external reporting and director of finance of NeoGenomics Laboratories from July 2005 to July 2015 . He has over 10 years of experience with SEC reporting . Mr . Dvonch is a licensed Certified Public Accountant in New York . He holds a Master of Business Administration in Finance from the University of Rochester and a Bachelor of Business Administration in Accounting from Niagara University . 15

Key Financial Metrics * dollars in thousands Year Ended Year Ended Three Months Ended Three Months Ended March 31, 2022* March 31, 2023 * June 30, 2022 * (unaudited) June 30, 2023 * (unaudited) $12,628 $13,272 $3,983 $3,427 Total Revenues $3,993 $4,477 $1,646 $1,204 Gross Profit $9,880 $9,047 $2,501 $2,444 Operating Expenses $(5,086) $(5,151) $(887) $(1,418) Net Income (Loss) $(5,318) $(3,776) $(1,010) $(1,018) EBITDA loss $7,396 $3,820 $5,586 $3,544 Cash & Cash equivalents $10,611 $10,081 $9,963 $9,546 Working capital $8,697 $7,977 $7,959 $7,242 Shareholders’ Equity 16

Revenue Metrics Revenues by revenue source: Year Ended March 31, Three Months Ended June 30, 2022 2023 2022 2023 $ 9,010 $ 9,426 $ 2,168 $ 2,750 Human Care 3,169 2,500 787 578 Animal Care 449 1,346 1,028 99 Service and Royalty $ 12,628 $ 13,272 $ 3,983 $ 3,427 Revenues by geographic region: Year Ended March 31, Three Months Ended June 30, 2022 2023 2022 2023 $ 3,807 $ 3,428 $ 871 $ 806 United States 3,410 4,051 841 1,070 Europe 2,350 2,451 920 862 Asia 2,095 2,383 1,048 487 Latin America 966 959 303 202 Rest of the World $ 12,628 $ 13,272 $ 3,983 $ 3,427 Total * in thousands 17

THANK YOU Sonoma Pharmaceuticals Inc. 5445 Conestoga Court , Suite 150 Boulder , CO 80301 United States of America Phone: 1 - (800) 759.9305 Email: busdev@sonomapharma.com Website: www.sonomapharma.com NASDAQ: SNOA

APPENDIX: Product Portfolio

Diverse Product Portfolio United States Podiacyn Everyday Foot Care Microcyn Rx Skin & Wound Care Regenacyn Scar Gel Epicyn Antimicrobial Facial Cleanser Nanocyn Hospital Grade Disinfectant Levicyn Antimicrobial Dermal Spray Celacyn Scar Management Gel Rejuvacyn Skin Repair Reliefacyn Itch, Burn, Rash & Pain Care Microcyn OTC Wound & Skin Cleanser Ocucyn Eyelid & Eyelash Cleanser Pediacyn Skin Care & First Aid for Children Acuicyn Antimicrobial Eyelid & Eyelash Hygiene 20

U.S. office dispense products exclusively for skin care professionals • Generates highest margins for Sonoma • Focused marketing to med spas and dermatology offices, which can resell products to their clients for a substantial margin 21

U.S. Animal Health Care MicrocynAH ® family of advanced animal healthcare products, safe to use on pets and livestock, and perfect for hot spots, pink eye, scratches, skin rashes and ulcers, cuts, burns, post - surgical sites, irritated skin and lacerations. • Sold in national pet - store retail chains and specialty stores such as Petsmart , Chewy.com , Tractor Supply , Cabela’s and Bass Pro Shops . MicrocynVS® veterinarian - strength animal care for use in vet clinics and animal hospitals. 22

Epicyn ® Dermatology Gramaderm ® Dermatology Pediacyn ® Dermatology Mucoclyns ® Decontamination solution Microdacyn60 ® Oral Care Blocked nose or sinuses Sinudox ® Nasal care Blepharitis treatment Ocudox ® Eye lid solution Exposure to germs and pathogens Mouth and throat infections Keloid or hypertrophic scar Acne treatment Atopic Dermatitis Solutions that work naturally for everybody EU Products Microdacyn60® Wound Care MicrocynAH ® Animal Health Care 23

Direct - to - consumer products available through Shopify, Amazon and Amazon EU U.S. Products EU Products 24

Middle East 25

Gramacyn Kit for Acne Skin Latin America Epicyn Treat Scars Right from the Start Australia and New Zealand 26

Singapore, Malaysia, Thailand, Indonesia Wound Care South Korea BioDerm Biodacyn60 Wound Care Hong K ong Microdacyn60 Oral Care China Microcyn The Philippines M icrodacyn MicrocynAH Asia 27